EXECUTION COPY


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                  MULTI-PARTY CUSTODIAL AND SERVICING AGREEMENT


                                  by and among


                     CARGILL FINANCIAL SERVICES CORPORATION,

                                      Buyer


                                 AUTORICS, INC.,

                                     Seller


                             BANKERS TRUST COMPANY,

                                    Custodian

                                       and

                           NAL ACCEPTANCE CORPORATION,

                                    Servicer



                            Dated as of May 1, 1996




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

                                                 TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
                                                     ARTICLE I
                                                    DEFINITIONS

Section 1.1.  General...........................................................................................  2

Section 1.2.  Certain Defined Terms.............................................................................  2

Section 1.3.  Incorporation of Certain Definitions..............................................................  7

Section 1.4.  Reference to Time.................................................................................  7

                                                    ARTICLE II
                                               CUSTODIAL ARRANGEMENT

Section 2.1.  Documents Maintained by Servicer..................................................................  8

Section 2.2.  List of Contracts.................................................................................  8

                                                    ARTICLE III
                                                     SERVICING

Section 3.1.  Duties of Servicer; Standard of Care..............................................................  8

Section 3.2.  Collection of Payments............................................................................  9

Section 3.3.  Realization upon Contracts........................................................................ 10

Section 3.4.  Maintenance of Security Interests in Financed
                Vehicles........................................................................................ 10

Section 3.5.  Servicer's Certificate............................................................................ 10

Section 3.6.  Notice of Default................................................................................. 12

Section 3.7.  Servicer Expenses................................................................................. 12

Section 3.8.  Establishment of Collection Account............................................................... 12

Section 3.9.  Collections....................................................................................... 13

Section 3.10.  Representations of Servicer...................................................................... 13

Section 3.11.  Merger or Consolidation of, or Assumption of
                 the Obligations of, Servicer................................................................... 15

Section 3.12.  Resignation...................................................................................... 15

Section 3.13.  Appointment of Successor......................................................................... 15



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Section 3.14.  Annual Accountants' Report; Quarterly
                 Compliance Report.............................................................................. 16

Section 3.15.  Temporary Release of Deposited Documents......................................................... 17

                                                    ARTICLE IV
                                                 CUSTODIAL DUTIES

Section 4.1.  Transfer of Contracts; Delivery of Documents...................................................... 17

Section 4.2.  The Custodial Receipt and Confirmations........................................................... 18

Section 4.3.  Custodial Register................................................................................ 19

Section 4.4.  Payments.......................................................................................... 19

Section 4.5.  Additional Documents Delivered to Custodian
                after an Event of Default....................................................................... 20

Section 4.6.  Authorized Persons................................................................................ 20

Section 4.7.  Copies of Documents............................................................................... 20

                                                     ARTICLE V
                                        OWNERSHIP AND TRANSFER OF CONTRACTS

Section 5.1.  The Custodial Receipt and Confirmations........................................................... 21

Section 5.2.  No Service Charge for Sale or Transfer of
                Contracts....................................................................................... 21

Section 5.3.  Persons Deemed Owners............................................................................. 21

Section 5.4.  Unilateral Transfer of Contracts Owned by
                Seller.......................................................................................... 21

Section 5.5.  Transfers to Third Persons........................................................................ 22

Section 5.6.  Verification Certificate.......................................................................... 23

                                                    ARTICLE VI
                                                     CUSTODIAN

Section 6.1.  Representations, Warranties and Covenants of
                Custodian....................................................................................... 23

Section 6.2.  Custodian of Documents............................................................................ 24

Section 6.3.  Charges and Expenses.............................................................................. 24

Section 6.4.  No Adverse Interests.............................................................................. 25




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Section 6.5.  Inspections....................................................................................    25

Section 6.6.  Insurance......................................................................................    25

Section 6.7.  Limitation of Liability........................................................................    25

Section 6.8.  Indemnification................................................................................    25

Section 6.9.  Concerning Custodian...........................................................................    25

Section 6.10. Resignation or Removal of Custodian............................................................    27

Section 6.11. Successor Custodian............................................................................    28

                                                    ARTICLE VII
                                             MISCELLANEOUS PROVISIONS

Section 7.1.  Amendment......................................................................................    28

Section 7.2.  Consent to Jurisdiction; Waivers of Jury
                Trial........................................................................................    28

Section 7.3.  Notices........................................................................................    29

Section 7.4.  Severability of Provisions.....................................................................    30

Section 7.5.  No Partnership.................................................................................    30

Section 7.6.  Counterparts...................................................................................    30

Section 7.7.  Assignment.....................................................................................    30

Section 7.8.  Headings.......................................................................................    30

Section 7.9.  Further Assurances.............................................................................    31

Section 7.10. Governing Law..................................................................................    31

EXHIBIT A     Custodial Receipt and Confirmation.............................................................   A-1
EXHIBIT B     Form of Transfer Instructions..................................................................   B-1
EXHIBIT C-1   Form of Assignment ............................................................................ C-1-1
EXHIBIT C-2   Form of Assignment............................................................................. C-2-1
EXHIBIT D     Certification..................................................................................   D-1
EXHIBIT E     Documentation Checklist........................................................................   E-1
EXHIBIT F     Notice to Custodian............................................................................   F-1
EXHIBIT G     Notice of Default Certificate..................................................................   G-1
EXHIBIT H     Request for Release of Documents and
                Receipt .....................................................................................   H-1
EXHIBIT I     Verification Certificate.......................................................................   I-1

                  MULTI-PARTY CUSTODIAL AND SERVICING AGREEMENT


                  This Multi-Party Custodial and Servicing Agreement (the "Agreement"), dated as of May 1, 1996, is by and among Cargill Financial Services Corporation, a Delaware corporation ("Buyer"), Autorics, Inc., a Delaware corporation ("Seller"), Bankers Trust Company, a New York banking corporation, ("Custodian") and, for the limited purposes set forth herein, NAL Acceptance Corporation ("NAL Acceptance" or "Servicer").


                                    Recitals
                                    --------


                  NAL Acceptance originates Contracts and sells such Contracts and the Related Assets relating thereto to Seller;

                  Pursuant to the Repurchase Agreement, Seller may from time to time enter into Transactions, evidenced by confirmations, to transfer and sell certain Securities to Buyer against transfer of funds from Buyer to Seller;

                  Seller and Buyer desire to provide for the delivery, servicing, custody and management of the Contracts and the Related Assets which may become subject to a Transaction;

                  In connection with the foregoing, Seller and Buyer desire to engage Custodian to act as custodian of Contracts and as paying agent for the benefit of Seller, Buyer and subsequent purchasers of Contracts from Buyer, as their interests may appear, and as agent and bailee for Buyer to receive delivery of the Contracts and perfect Buyer's ownership and other security interests in the Contracts and the Related Assets on behalf of Buyer by its possession of Custodian's Contract Files and by being named in its capacity or agent and bailee for Buyer as secured party in financing statements;

                  NAL Acceptance, or any permitted successor thereto, will act as servicer with respect to the Contracts;

                  Custodian is willing and able to perform the duties and obligations of a custodian, agent and bailee as set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, Buyer, Seller, Custodian and, for the limited purposes set forth herein, NAL Acceptance agree as follows:

                                    ARTICLE I
                                   DEFINITIONS


                  Section 1.1. General. For the purpose of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article include the plural as well as the singular, the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Section references refer to Sections of this Agreement.

                  Section 1.2. Certain Defined Terms. Whenever used in this Agreement, unless the context otherwise requires, the following words shall have the meanings set forth below:

                  "Agent": Subject to the terms of this Agreement, Custodian in its capacity as agent for Buyer and any other Owner (other than Seller).

                  "Agreement": This Multi-Party Custodial and Servicing Agreement, including all exhibits hereto, and all amendments hereof and supplements hereto.

                  "Business Day": Any day other than (i) a Saturday or a Sunday or (ii) another day on which banking institutions in the States of Florida or New York are authorized or obligated by law, executive order, or governmental decree to be closed.

                  "Buyer": Cargill Financial Services Corporation, a Delaware corporation.

                  "Collections": As defined in Section 3.9 hereof.

                  "Collection Account": The account established pursuant to
Section 3.8 hereof.

                  "Computer Tape": A computer tape or other electronic medium in a format acceptable to the Custodian generated by Servicer which provides information relating to the Contracts.

                  "Contracts": Motor vehicle retail installment sales contracts, installment loan agreements and security agreements and all addenda thereto, as amended or supplemented from time to time, secured by Financed Vehicles and purchased by Seller in the ordinary course of its business from NAL Acceptance, all rights to receive payments which are (i) in the case of a Precomputed Contract, due pursuant thereto on or after the related Cut-off Date and (ii) in the case of a Simple Interest Contract, received by Servicer on or after the related Cut-off Date and all other


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proceeds thereof (including without limitation any recourse rights against third persons) from and after the Cut-off Date, but excluding, in the case of a Pre-computed Contract, any rights to receive payments which are due prior to the related Cut-off Date.

                  "Corporate Trust Office": The principal office of Custodian at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at Four Albany Street, 10th Floor, New York, New York 10006 (Attention: Structured Finance Administration).

                  "Custodial Receipt and Confirmation": A confirmation statement issued by Custodian substantially in the form attached hereto as Exhibit A.

                  "Custodial Register": The register maintained by Custodian pursuant to Section 4.3, which reflects as to each Contract the Owner thereof.

                  "Custodian": Bankers Trust Company, a New York banking corporation, in its custodial capacity under this Agreement.

                  "Custodian's Contract File": As defined in Section 4.1 hereof.

                  "Cut-off Date": In respect of a Transaction, the date as of which the Contract information for such Transaction is given on the Computer Tape in respect of such Transaction delivered by Seller to Buyer.

                  "Dealer": The dealer who sold a Financed Vehicle to an Obligor and who originated and assigned the Contract relating to such Financed Vehicle to any Person, including but not limited to, NAL Acceptance, Special Finance, Inc. or Auto Analyst, Inc., as the case may be, in the normal course of business under a Dealer Agreement, and any successor to such Dealer.

                  "Dealer Agreement": Any purchase and sale agreement between a Dealer and any Person in the business of originating such agreements in the ordinary course of business, which Person shall include but not be limited to NAL Acceptance, Special Finance, Inc. and Auto Analyst, Inc., as the case may be, with respect to such Dealer's motor vehicle retail installment sales contracts, installment loan agreements and security agreements and all addenda thereto, substantially in the form attached to the Repurchase Agreement as Exhibit E, which agreement may not be amended in any material respect without Buyer's prior written consent.




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



                  "Dealer Recourse": With respect to a Contract, all of NAL Acceptance's rights arising under the related Dealer Agreement or otherwise against the Dealer which originated such Contract.

                  "Eligible Investments": Negotiable instruments or securities represented by instruments in bearer or registered form, or, in the case of deposits described below, deposit accounts held in the name of Custodian for the benefit of Buyer which evidence:


                           (a) direct obligations of, or obligations fully
                  guaranteed as to timely payment by, the United States of America;

                           (b) demand deposits, time deposits or certificates of
                  deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign banks) and subject to supervision and examination by federal or state banking or depository institution authorities;


                           (c) commercial paper (having original or remaining
                  maturities of no more than 30 days);

                           (d) demand deposits, time deposits and certificates
                  of deposit which are fully insured by the Federal Deposit Insurance Corporation;

                           (e) bankers' acceptances (having original maturities
                  of no more than 365 days) issued by any depository institution or trust company referred to in clause (b) above; or

                           (f) money market funds (including funds for which
                  Custodian or any of its affiliates is investment manager or advisor).

                  "Financed Vehicles": Any new or used automobile or light-duty truck financed by loans and sales contracts arising under Contracts.

                  "Guaranty": The Limited Guaranty provided by NAL Financial and NAL Acceptance pursuant to the Repurchase Agreement.

                  "Insurance Policies": Any comprehensive and collision, fire and theft and physical damage insurance policies maintained by Obligors (including, without limitation, the Obligor's

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comprehensive insurance policy), any credit policy (including without limitation credit life and credit disability) and any Risk Default Policy covering the Contracts, Obligors and/or Financed Vehicles.

                  "List Number": As defined in the Repurchase Agreement.

                  "List of Contracts": As defined in the Repurchase Agreement.

                  "NAL Acceptance": NAL Acceptance Corporation, a Florida corporation, and any successor thereto.

                  "NAL Financial": NAL Financial Group Inc., a Delaware corporation, and any successor thereto.

                  "Notice Schedule": As defined in Section 5.5 hereof.

                  "Obligor": The obligor under any Contract.

                  "Owner": With respect to any Contract and the Related Assets, the Person reflected in the Custodial Register as being the owner thereof.

                  "Permitted Sale": An arm's length sale of Portfolio Contracts either through (i) a securitization of such Portfolio Contracts or (ii) a "whole loan" sale of such Portfolio Contracts to any Person, which Person shall not be an Affiliate.

                  "Person": Any legal person, including any individual, corporation, limited liability company, partnership, association, joint venture, joint-stock company, estate, trust, unincorporated organization, governmental entity or other entity of similar nature.

                  "Portfolio Contract": Each and every Contract purchased by Buyer under the Repurchase Agreement and which has not been otherwise sold, securitized or disposed of by Seller in a Permitted Sale or as otherwise provided in the Repurchase Agreement.

                  "Precomputed Contract": A Contract pursuant to which the portion of a payment thereon allocable to interest (which may be referred to therein as add-on finance charge) and the portion of a payment thereon allocable to principal (or the amount financed) is determined according to the rule of 78's method or the actuarial method.

                  "Purchase Date": The date on which Securities are transferred by Seller to Buyer.

                  "Purchase Price": With respect to any Transaction, the price to be paid or deemed to be paid by Buyer for the Contracts.

                  "Related Assets": (i) Seller's security interest in Financed Vehicles, (ii) Seller's rights, remedies, powers and privileges under the Contracts, including any personal guaranty thereof, (iii) Seller's rights, remedies, powers and privileges under the Related Documents, (iv) Seller's rights, remedies, powers and privileges under the Dealer Agreements, including but not limited to Dealer Recourse and any holdback amounts, (v) insurance proceeds under Insurance Policies, (vi) such other financing interests and assets as shall be acceptable to Buyer in its sole discretion, (vii) Records and
(viii) all proceeds of the foregoing.

                  "Related Document": With respect to Seller, this Agreement, the Sale and Purchase Agreement, and the Repurchase Agreement, and with respect to NAL Acceptance, the Sale and Purchase Agreement, the Guaranty and this Agreement, and with respect to NAL Financial, the Guaranty.

                  "Repurchase Agreement": The Master Repurchase Agreement, dated as of May 1, 1996 between Buyer and Seller, including all amendments and supplements and addenda thereto.

                  "Repurchase Date": With respect to any Transaction, the date on which the Contracts and the Related Assets are to be repurchased pursuant to the Repurchase Agreement.

                  "Responsible Officer": When used with respect to Custodian, any officer within the Corporate Trust Office of Custodian including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of Custodian customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with such particular subject.

                  "Risk Default Policy": Any risk default insurance policy providing default insurance with respect to any Contract.

                  "Sale and Purchase Agreement": The Sale and Purchase Agreement dated as of May __, 1996, by and between NAL Acceptance and Seller pursuant to which NAL Acceptance originates or purchases Contracts and sells the Contracts to Seller, as such document may be amended from time to time with Buyer's prior written consent.

                  "Seller": Autorics, Inc., a Delaware corporation, and any successor thereto.

                  "Servicer": NAL Acceptance, and any successor thereto.

                  "Servicer's Certificate": As defined in Section 3.5.

                  "Servicer's Fee": An amount computed as the quotient of (x) the product of (i) three percent (3%), and (ii) the aggregate outstanding amount of Purchased Securities subject to the Repurchase Agreement, determined as of the first day of the immediately preceding Collection Period, and (y) 12.

                  "Simple Interest Contract": A Contract pursuant to which the portion of a payment thereon allocable to interest is equal to the product of the interest rate for such Contract times the unpaid principal balance times the period of time elapsed since the date on which the preceding payment of interest was made; the remainder of such payment, if any, is allocated to principal.

                  "Successor Servicing Fee": An amount computed as the quotient of (x) the product of (i) three percent (3%), and (ii) the aggregate outstanding amount of Purchased Securities subject to the Repurchase Agreement, determined as of the first day of the immediately preceding Collection Period, and (y) 12.

                  "Third Person": A Person other than Seller, Buyer or Custodian which has acquired an interest in the Contracts from Buyer, directly or indirectly, and continues to have an interest in such Contracts.

                  "Transaction": As defined in the Repurchase Agreement.

                  "Transfer Instruction": With respect to each Transaction, notification, substantially in the form of Exhibit B hereto, of a Transaction provided by Seller to Custodian. Transfer Instructions may be provided in writing and must be received by Custodian prior to 10:00 a.m. on the Purchase Date or Repurchase Date, as applicable.


                  Section 1.3.Incorporation of Certain Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings assigned in the Repurchase Agreement unless the context clearly indicates otherwise.

                  Section 1.4. Reference to Time. All references to time herein shall be deemed to refer to New York time unless otherwise provided.

                                   ARTICLE II
                              CUSTODIAL ARRANGEMENT


                  Section 2.1. Documents Maintained by Servicer. Prior to the occurrence of an Event of Default under the Repurchase Agreement, Servicer shall retain possession of the documents and files with respect to the Related Assets (which shall include copies of the documents listed in clauses
(1) through (6) of Section 4.1 that have been delivered to Custodian). All documents held by Servicer shall be held by it as agent of Custodian for the benefit of the Owner of the related Contracts and the Related Assets as indicated on the Custodial Register.

                  Section 2.2. List of Contracts. Custodian shall maintain the most recent version of the List of Contracts for each Transaction, as such list may be amended from time to time as set forth below. Custodian shall receive a printed copy of each amended List of Contracts with each revised copy of the Computer Tape. Each List of Contracts in respect of a Transaction in the custody of Custodian shall be the definitive List of Contracts for such Transaction for all purposes under this Agreement.


                                   ARTICLE III
                                    SERVICING


                  Section 3.1.  Duties of Servicer; Standard of Care.

                  (a) The parties hereto agree and acknowledge that, notwithstanding the purchase and sale of the Contracts and Related Assets contemplated hereby, NAL Acceptance shall continue to service the Contracts and Related Assets for the benefit of Buyer and, if Buyer shall exercise its rights to sell the Contracts and Related Assets pursuant to this Agreement prior to the related Repurchase Date, Buyer's assigns; provided, however, that the obligation of NAL Acceptance to service Contracts and Related Assets for the benefit of Buyer as aforesaid shall cease upon the payment to Buyer of the Repurchase Price therefor.

                  (b) Servicer shall manage, service, administer and make collections on the Contracts. Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on the Contracts and accounting for collections. Without limiting the generality of the foregoing, Servicer is authorized and empowered to execute and deliver, on behalf of itself and Owner any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to the Contracts or to the Financed Vehicles securing such Contracts.



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



In performing its duties and obligations hereunder, Servicer shall comply with all applicable state and federal laws and shall exercise that degree of skill and care consistent with the highest degree of skill and care that Servicer exercises with respect to similar motor vehicle retail installment sales contracts serviced by Servicer for its own account or others and that is consistent with prudent industry standards. At all times during the term of this Agreement, Servicer shall maintain in force both fidelity bond and errors and omissions coverage in an amount equal to or greater than the amounts (i) maintained by companies with similar scope, nature, and extent of operations and that service rated securitization transactions, and (ii) that is consistent with prudent industry standards.

                  (c) If Servicer shall commence a legal proceeding to enforce a Contract, the Owner of such Contract shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Contract to Servicer. If in any enforcement suit or legal proceeding it shall be held that Servicer may not enforce a Contract on the ground that it shall not be a real party in interest or a holder entitled to enforce such Contract, the Owner of such Contract shall, at Servicer's expense and direction, take steps to enforce such Contract, including bringing suit in its name. Such Owner shall upon the written request of Servicer furnish Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable Servicer to carry out its servicing and administrative duties hereunder.

                  (d) For the term of this Agreement, Servicer shall conduct quarterly and annual performance reviews of the Dealers and provide to Owner the information with respect to such Dealers specified upon Buyer's request based on such reviews. In addition, Servicer shall perform all administrative responsibilities relating to Dealers in respect of the Contracts.

                  Section 3.2. Collection of Payments. Servicer shall make diligent efforts to collect all payments called for under the terms and provisions of the Contracts as and when the same shall become due. Servicer shall allocate collections between principal and interest in accordance with the terms of the Contracts. Servicer may grant extensions, rebates or adjustments on a Contract consistent with its customary practices; provided, however, that except as required or permitted by law in connection with disaster, military and other credit relief policies and procedures implemented by Servicer with respect to Contracts in connection with defaults thereon, Servicer shall not modify the original due dates of the scheduled payments on any Contract for more than one month for each full year of the original term of such Contract or change the dollar amount of the scheduled payments thereunder. Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Contract.

                  Section 3.3. Realization upon Contracts. On behalf of Owner, Servicer shall use diligent efforts to repossess or otherwise convert the ownership of the Financed Vehicle securing any Contract as to which Servicer shall have determined eventual payment in full is unlikely, which may include selling the Financed Vehicle at public or private sale, and shall make diligent efforts to realize all insurance proceeds and any Dealer Recourse with respect thereto; provided, however, that in any case in which the Financed Vehicle shall have suffered damage, Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the proceeds by an amount greater than the amount of such expenses. Servicer shall not release the Financed Vehicle securing any Contract from the security interest granted by such Contract in whole or in part except in the event of payment in full by the Obligor thereunder or other discounted settlement of the obligations of the Obligor thereunder in connection with a workout of such Contract.

                  On behalf of Owner, Servicer shall use diligent efforts to pursue any claims under the Insurance Policies or exercise any rights with respect to Dealer Recourse.

                  Section 3.4. Maintenance of Security Interests in Financed Vehicles. Servicer shall take such steps as are necessary to maintain perfection of the security interest created by each Contract in the related Financed Vehicle in the name of Seller. Servicer is hereby authorized to take such steps as are necessary to reperfect such security interest on behalf of Owner in the event of the relocation of a Financed Vehicle or for any other reason.

                  Section 3.5. Servicer's Certificate. (a) On the second Business Day prior to any Payment Date, with respect to each Transaction and the Contracts subject thereto, Servicer shall deliver to Owner and Custodian a certificate (the "Servicer's Certificate") setting forth the following information, and such other information as Buyer may from time to time request:

         (i) The number of Contracts subject to such Transaction;

         (ii) The aggregate of payments received on such Contracts during the preceding Collection Period allocable to principal;




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



         (iii) The aggregate of payments received on such Contracts during the preceding Collection Period allocable to interest;

         (iv) The aggregate principal balance of such Contracts as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal on such day;

         (v) The weighted average contract rate of such Contracts as of the beginning of the preceding Collection Period;

         (vi) The amount (and number) of such delinquencies 1 to 30 days, 31 to 60 days, 61 to 90 days, 91 to 120 days and 121 or more days as of the end of the preceding Collection Period;

         (vii) The percentage of such Contracts secured by new Financed Vehicles, and the percentage of Contracts secured by used Financed Vehicles as of the beginning of the preceding Collection Period;

         (viii) Gross charge-offs, recoveries and net losses for the preceding Collection Period;

         (ix) (A) The number and aggregate principal balance of all Contracts in respect of which the related Financed Vehicle has been repossessed during the preceding Collection Period and (B) the number and aggregate principal balance of all Contracts that were liquidated (otherwise than pursuant to a voluntary prepayment) during such Collection Period;

         (x) First payment defaults for the preceding Collection Period;

         (xi) Obligor bankruptcy filings for the preceding Collection Period;

         (xii) Repossession and liquidation expenses for the preceding Collection Period;

         (xiii) Deficiency and recovery expenses for the preceding Collection Period;

         (xiv) Prepayments and prepayment fees for the preceding Collection Period;

         (xv) the calculations (including the information necessary to do such calculations), in reasonable detail, showing whether or not an Event of Default has occurred pursuant to each of clause xiii and clauses xvii through xxvi of



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



         Paragraph 9(a) of the Additional Supplemental Terms to the Repurchase Agreement; and

         (xvi) (a) The acceleration of any debt obligation or the termination of any credit facility of Seller, Servicer or NAL Financial, respectively, if any; (b) the amount and maturity of any such debt assumed after the date hereof, if any; (c) any adverse developments with respect to pending or future litigation involving Seller, Servicer or NAL Financial, respectively, if any; and (d) any other developments which might materially and adversely affect the financial condition of Seller, Servicer or NAL Financial.

                  Section 3.6. Notice of Default. Servicer shall deliver to Buyer and Custodian, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice of any event which with the giving of notice or lapse of time, or both, would become an Event of Default.

                  Section 3.7. Servicer Expenses. Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on Servicer, expenses incurred in connection with distributions and reports to Owner or Custodian, fees and expenses of any subservicer or any other subcontractor to provide for successor servicers.

                  Section 3.8. Establishment of Collection Account. (a) On or before the first Purchase Date, Servicer shall establish and shall thereafter maintain or cause to be maintained under the sole control of Custodian, an account (the "Collection Account") entitled "Bankers Trust Company, as Custodian under the Multi-Party Custodial and Servicing Agreement dated as of May 1, 1996 among Custodian, Cargill Financial Services Corporation, Autorics, Inc. and NAL Acceptance Corporation"; provided, however, until the occurrence of an Event of Default or contrary notice from Buyer, Servicer shall be permitted to make deposits to the Collection Account. Funds on deposit in the Collection Account shall be invested by Custodian in a proprietary money market fund or, if Buyer so notifies Custodian, in Eligible Investments based on written instructions by Buyer to Custodian, or so long as authorized in writing by Buyer, by Servicer to Custodian, and maturing no later than the Business Day preceding the earlier of the Repurchase Date and the Payment Date following the date of investment.

                  (b) Buyer shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof (including, subject to the rights of Servicer to retain such amounts, all income thereon).

                  Section 3.9. Collections. Seller and Servicer covenant and agree to procure all checks and other payments with respect to the Contracts, Dealer Recourse and insurance proceeds ("Collections") and to make such checks or other forms of payment immediately available to Buyer by causing their deposit into the Collection Account within one (1) Business Day of receipt or as otherwise directed by Buyer in writing. Seller, Servicer and Custodian covenant and agree to notify Buyer if Collections have not been deposited to the Collection Account for a period of two (2) Business Days; provided that Custodian shall be obligated to so notify Buyer only to the extent that a Responsible Officer has actual knowledge thereof. Any amounts received or collected by Seller or Servicer shall be held in trust by them for the benefit of Buyer and immediately remitted to the Collection Account or otherwise as instructed by Buyer.

                  Section 3.10. Representations of Servicer. Servicer hereby represents and warrants to Buyer that at the date of execution of this Agreement and at each Purchase Date:

                    (i) Organization and Good Standing. Servicer has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Florida with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted and has had at all relevant times, the power, authority and legal right to service the Contracts.

                   (ii) Due Qualification. Servicer is duly qualified to do business as a foreign corporation and is in good standing, and has obtained all necessary licenses, permits, authorizations and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business or the performance of its duties under the Related Documents shall require such qualifications, licenses, permits, authorizations or approvals.

                  (iii) Power and Authority. Servicer has full power and authority to execute and deliver the Related Documents and to carry out their respective terms.

                   (iv) No Proceedings. There are no proceedings or investigations pending, or, to Servicer's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over Servicer or its properties: (i) asserting the invalidity of a Related Document; (ii) seeking to prevent the consummation of any of the transactions contemplated by a Related Document; or (iii) seeking any determination or ruling that may have had a material adverse change in the business, results of operations, financial condition or prospects of Servicer or the performance by Servicer of its obligations under, or the validity or enforceability of, a Related Document.

                    (v) All Consents Required. All approvals, authorizations, consents, orders or other actions of or registrations with any Person or of any governmental body or official required to be obtained on or prior to the date hereof in connection with the execution and delivery of the Related Documents, the performance of the transactions contemplated by the Related Documents and the fulfillment of the terms hereof and thereof have been obtained.

                   (vi) Place of Business. The chief executive office of Servicer is located at 500 Cypress Creek Road West, Suite 590, Fort Lauderdale, Florida 33309. Neither Servicer, nor any of its executive officers, has operated under any trade names, or, within the last five years, changed names or been the subject of any proceeding under the United States Bankruptcy Code.

                  (vii) Due Authorization Execution, and Delivery. The execution, delivery and performance of the Related Documents and the consummation of the transactions provided for herein and therein have been duly authorized by Servicer by all necessary action on the part of Servicer and the Related Documents have been duly executed and delivered by Servicer.

                 (viii) No Violations. The consummation of the transactions contemplated by the Related Documents and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of Servicer, or any indenture, agreement, or other instrument to which Servicer is a party or by which it shall be bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument; nor violate any law or any order, rule, or regulation applicable to Servicer of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over Servicer or its properties.

                   (ix) Binding Obligation. The Related Documents constitute legal, valid and binding obligations of Servicer enforceable against Servicer in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                   Section 3.11. Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Any Person (a) into which Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which Servicer shall be a party, or (c) which may succeed to the properties and assets of Servicer substantially as a whole, which Person executed an agreement of assumption to perform every obligation of Servicer hereunder, shall be the successor to Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (1) Servicer shall have delivered to Buyer and Custodian 120 days prior written notice of any such merger or consolidation; (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default shall have occurred and be continuing; (3) Servicer shall have delivered to Buyer a certificate stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with; and (4) Servicer shall have delivered to Buyer an opinion of counsel stating that, in the opinion of such counsel, either (i) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of Buyer in the Contracts and reciting the details of such filings, or (ii) no such action shall be necessary to preserve and protect such interests.

                   Section 3.12. Resignation. Subject to the provisions of
Section 3.11, Servicer shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon a determination by the board of directors of Servicer that the performance of its duties under this Agreement shall no longer be permissible under applicable law (any such determination permitting the resignation of Servicer shall be evidenced by an opinion of counsel to such effect delivered to Buyer and Custodian) and that Servicer cannot reasonably comply therewith. No such resignation shall become effective until a successor interim servicer acceptable to Buyer shall have assumed the responsibilities and obligations of Servicer in respect of the Contracts provided hereby.

                   Section 3.13. Appointment of Successor. (a) Upon Servicer's receipt of notice of termination by Buyer after an Event of Default or Servicer's resignation pursuant to Section 3.12, Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of such resignation, until the later of (1) the date sixty (60) days from the delivery to Buyer of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (2) the date upon which Servicer shall become unable to act as Servicer, as specified in the notice of resignation and the accompanying opinion of counsel and subject to the last sentence of Section
3.12. In the event of Servicer's resignation or termination hereunder, Buyer shall appoint a successor Servicer, and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Owner and Custodian. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section 3.13, Custodian without further action shall automatically be appointed the successor Servicer. Notwithstanding the above, Custodian shall, if it shall be unwilling or unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established financial institution, having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of motor vehicle receivables, as the successor to Servicer under this Agreement; provided that such successor Servicer shall be reasonably acceptable to Buyer.

                   (b) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties, and liabilities arising thereafter relating thereto placed on the predecessor Servicer, and shall be entitled to the Successor Servicing Fee and all of the rights granted to the predecessor Servicer, by the terms and provisions of the Agreement. A successor Servicer (including Custodian) shall have no responsibility, shall not be in default and shall incur no liability, for any act or failure to act by the predecessor Servicer. Custodian shall not bear any of the costs, fees and expenses related to the transfer of servicing obligations hereunder to a successor Servicer.

                   Section 3.14. Annual Accountants' Report; Quarterly Compliance Report. (a) Servicer shall deliver to Buyer on or before ninety (90) days after the end of its fiscal year, copies of its annual report to its shareholders (prepared at its expense) which annual report shall include audited financial statements prepared by a firm of independent certified public accountants, who may also render other services to Servicer.

                   (b) Servicer shall deliver to Buyer and to Custodian a certificate of an officer of Servicer, dated as of the last day of the month preceding each quarter, stating that: (i) a review of the activities of Servicer during the preceding three (3) month period and of its performance under this Agreement has been made under such officer's supervision, and (ii) based on such review, Servicer has fulfilled all of its obligations under this Agreement throughout such quarter or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

                   Section 3.15. Temporary Release of Deposited Documents . Servicer may from time to time request Custodian in writing to permit the withdrawal of certain documents held by Custodian hereunder for the purpose of servicing the Contracts or for permanent withdrawal, which request and withdrawal shall be made in accordance with procedures set forth as Exhibit H hereto. Custodian may permit the withdrawal of documents relating to the Contracts for the purpose of servicing such documents without the written consent of Buyer.


                                   ARTICLE IV
                                CUSTODIAL DUTIES


                   Section 4.1. Transfer of Contracts; Delivery of Documents. At least three (3) Business Days prior to a Contract becoming subject to this Agreement, and thereby becoming eligible for inclusion in a Transaction, Seller shall deliver, or cause to be delivered, to Custodian as Agent and Custodian the following documents, together with a checklist indicating that such documents have been checked by Seller:

                           (1) a List of Contracts, with the List Number set forth thereon, containing such Contract, together with the Computer Tape containing such Contract and a completed checklist in the form of Exhibit E hereto (it being expressly understood and agreed that Custodian has no duties or responsibilities for checking or verifying the accuracy or completeness of such checklist);

                           (2) the fully executed original Contract with manual signatures and Dealer endorsements, together with executed assignments thereof by NAL Acceptance and Seller in blank, which assignments shall be substantially in the form of Exhibit C-1 and C-2 hereto;

                           (3)    a written confirmation from Servicer
                                  certifying as to the Insurance Policies
                                  covering the Contract and stating that they are in full force and effect;

                           (4) the original certificate of title relating to the Financed Vehicle or (a) a copy of the application for a certificate of title and
                                  (b) a copy of the existing title, lien entry form or receipt of registration or (c) a copy of the related letter guarantee, in each case noting the lien of Seller, NAL Acceptance or Special Finance, Inc.
                                  provided, however, that at any time during the term hereof Buyer may request and require that Seller cause the party in whose name the lien is noted to transfer such lien to Seller;

                           (5) an original or copy of the credit application of the Obligor; and

                           (6) a financing statement on Form UCC-1 listing Custodian as the secured party with respect to Contracts and Related Assets set forth on the List of Contracts for each Transaction maintained by Custodian and stamped to indicate filing with the Office of the Secretary of State of the State of Florida.

                  Upon receipt of the foregoing items in respect of a Transaction and completion of its review thereof, Custodian shall, at the written direction of Seller, send to Buyer and Seller a certification in the form of Exhibit D hereto that Custodian has received, for each Contract to be subject to such Transaction, the items listed in clauses (1) through (6) of this
Section 4.1. The financing statement in clause (6) need be received only once. On or prior to the Purchase Date for a Transaction, Servicer shall deliver to Custodian in respect of each Contract subject to such Transaction a checklist in the form of Exhibit E hereto indicating that Servicer has in its possession the items on such checklist.

                  Seller shall file or cause to be filed all amendments to such financing statement and all continuation statements as may be necessary to perfect the interests of Custodian in the Contracts, Related Assets and collateral related thereto. All financing statements, amendments and continuation statements shall be filed at the expense of Seller.

                  All documents relating to the Contracts and Related Assets referred to in clauses (1) through (6) above are referred to herein as the "Custodian's Contract File".

                  Section 4.2. The Custodial Receipt and Confirmations. Upon receipt of Transfer Instructions given by Seller in order to consummate a Transaction, Custodian shall, with respect to the Contracts to be transferred to Buyer in connection with such Transaction, number sequentially, execute and deliver to Buyer one or more Custodial Receipt and Confirmations in the form attached hereto as Exhibit A.

                  Each Custodial Receipt and Confirmation shall be delivered in accordance with Sections 5.1(b) and (c) hereof. Upon the repurchase of Contracts by Seller pursuant to the Repurchase Agreement and the written acknowledgment of such repurchase by Buyer, Buyer shall promptly deliver to Custodian the applicable Custodial Receipt and Confirmation issued in connection with such repurchased Contracts.

                  Section 4.3. Custodial Register. Custodian shall cause to be kept at its Corporate Trust Office a register (the "Custodial Register") in which, subject to such reasonable regulations as it may prescribe, Custodian shall reflect the ownership of Contracts as confirmed by Custodial Receipt and Confirmations in substantially the form set forth herein as Exhibit A, Acknowledgments from Custodian in substantially the form set forth herein as Exhibit F and Retention Certificates in substantially the form set forth herein as Exhibit G. The Custodial Register shall be deemed to contain proprietary information and only Custodian and Buyer shall have access to such information.

                  Section 4.4. Payments. In respect of each Transaction, on each Payment Date Custodian, on the basis of Servicer's Certificate provided by NAL Acceptance hereunder, shall apply all collections (exclusive of scheduled payments due on Precomputed Contracts prior to the related Cut-off Date and collected after such Cut-off Date) in respect of the Contracts in such Transaction that were received by Servicer in the related Collection Period (or, in the case of payments made by Seller pursuant to Paragraph 8(e) of the Additional Supplemental Terms, made in respect of such Payment Date) prior to such Payment Date in the following order of priority: (i) to pay to Buyer an amount necessary to reduce the aggregate outstanding amount of Purchased Securities subject to this Agreement to an amount equal to the product of (a) the Advance Rate Percentage, and (b) the aggregate outstanding amount of Purchased Securities subject to this Agreement, determined as of the close of business as of the last day of the immediately preceding Collection Period; (ii) to pay to Custodian such fees and expenses due and payable under Section 6.3 of this Agreement; (iii) to pay to Back-Up Servicer such fees and expenses due and payable under the back-up servicing agreement (said amount not to exceed an amount calculated as the quotient of (x) a monthly amount computed as the product of (A) seven and one-half (7.5) basis points (.075%), and (B) the aggregate outstanding amount of Purchased Securities subject to this Agreement, determined as of the first day of the immediately preceding Collection Period, and (y) 12); (iv) to pay to Servicer Servicer's Fee; (v) to pay to Buyer the unpaid Price Differential accrued from and including the first day of the immediately preceding Collection Period (or, in the case of a Transaction whose Purchase Date occurred after such first day of the immediately preceding Collection Period, from and including such Purchase Date) to and including the last day of the immediately preceding Collection Period; (vi) to pay to Buyer such portion of the Annual Commitment Fee as is due and payable, if any; (vii) to pay to Buyer, all theretofore accrued and unpaid expenses in respect of the related Collection Period due to Buyer under or in connection herewith or any Related Document; (viii) to pay to the applicable party, in respect of any Transaction any, and all, shortfalls in respect of any, and all, Payment Dates occurring prior to the current Payment Date, the amounts due to the applicable parties pursuant to clauses (i), (ii), (iii), (v), (vi), or (vii); (ix) provided that no Event of Default shall have occurred and be continuing, to Seller or Seller's designee, such collections to the extent of collections remaining after application pursuant to clauses (i) through (viii); and (x) if an Event of Default shall have occurred and be continuing, to Buyer, such collections remaining after application pursuant to clauses (i), (ii), (iii), (v), (vi),
(vii), or (viii). The calculation of such collections shall be set forth in Servicer's Certificate in respect of such Collection Period.

                  Section 4.5. Additional Documents Delivered to Custodian after an Event of Default.

                  (a) If an Event of Default on the part of Seller under the Repurchase Agreement shall occur and be continuing and upon request of Buyer to Servicer (with notice thereof to Custodian), Servicer is obligated to deliver to Custodian to hold as agent and bailee for the Owner of the related Contract the original Insurance Policies covering the Contracts and related Financed Vehicles, together with assignments thereof in blank, in form satisfactory to Owner.

                  (b) Custodian shall hold the documents delivered to it pursuant to subsection (a) above as agent and bailee for the benefit of the Owner of the related Contract.

                  Section 4.6. Authorized Persons. Buyer and Servicer shall each deliver to Custodian from time to time a letter containing (i) a list of persons authorized to execute documents on its behalf in respect of this Agreement and
(ii) a specimen signature for such persons.

                  Section 4.7. Copies of Documents. At the written request of Seller or Buyer, Custodian shall make copies of specified documents relating to the Contracts that are in its possession and deliver such copies to the requesting party, all of which shall be an expense of the requesting party.

                                    ARTICLE V
                       OWNERSHIP AND TRANSFER OF CONTRACTS


                  Section 5.1.  The Custodial Receipt and Confirmations.

                  (a) Each Custodial Receipt and Confirmation issued by Custodian pursuant to the terms of this Agreement shall confirm Buyer's ownership interest in the Contracts specified in such Custodial Receipt and Confirmation. Each Custodial Receipt and Confirmation shall be executed by manual signature on behalf of Custodian by a Responsible Officer of Custodian.

                  (b) Custodian shall issue a Custodial Receipt and Confirmation to Buyer upon receipt of Transfer Instructions from Seller (which Custodial Receipt and Confirmation shall list the Contracts being transferred to Buyer) and deliver such Custodial Receipt and Confirmation in accordance with Section 5.1(c). Seller shall not name any person other than Buyer as a transferee in any Transfer Instructions. All Custodial Receipt and Confirmations shall be dated as of the date on which they are issued by Custodian.

                  (c) Custodian shall (i) deliver each Custodial Receipt and Confirmation, with a schedule of related Contracts attached, by facsimile transmission on the date such Custodial Receipt and Confirmation is required to be issued and (ii) deliver the executed original, with the schedule of related Contracts attached as required pursuant to subsection (b) above, as soon thereafter as practicable, but in any event not later than the second succeeding Business Day.

                  (d) Upon the request of Buyer, Custodian shall deliver to Buyer within one Business Day of such request a copy of the Custodial Register, which shall include the List of Contracts for each Custodial Receipt and Confirmation.

                  Section 5.2. No Service Charge for Sale or Transfer of Contracts. No service charge shall be made for any sale or transfer of Contracts, but Custodian may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any sale or transfer of Contracts.

                  Section 5.3. Persons Deemed Owners. Custodian shall treat as the Owner of any Contract for all purposes whatsoever the person indicated as the Owner thereof on the Custodial Register, and Custodian shall not be affected by notice to the contrary.

                  Section 5.4. Unilateral Transfer of Contracts Owned by Seller. Custodian shall, with respect to any Contracts which are not subject to a Custodial Receipt and Confirmation, follow the instructions of Seller regarding the release and transfer of such Contracts from this Agreement and shall do such other acts and execute such other documents as may be deemed reasonably necessary by Seller to effect such release and transfer. Such release and transfer shall be effected by Custodian solely on the instructions of Seller and without any instructions or other communication from any other party. All costs, fees and expenses relating to such release and transfer shall be borne by Seller.

                  Section 5.5. Transfers to Third Persons. Custodian acknowledges that Buyer may, but need not, transfer all or part of its beneficial ownership interest in any or all Contracts to one or more Third Persons. Buyer shall deliver to Custodian (a) a written notice substantially in the form of Exhibit F hereto (a "Notice to Custodian") at least twenty-four (24) hours prior to any such transfer, which Notice to Custodian will provide that Buyer will transfer all or part of its beneficial ownership interest in the Contracts identified on a schedule (the "Notice Schedule") attached to such Notice to Custodian to a Third Person, (b) the existing Custodial Receipt and Confirmation relating to such Contracts and (c) a Computer Tape listing the Contracts to be transferred to such Third Person and the Contracts, if any, to be retained by Buyer, respectively, together with a modem therefor. Such Notice Schedule need not include all of the Contracts subject to such Custodial Receipt and Confirmation. Within twenty-four (24) hours of receipt by Custodian of such written notice, or on the Transfer Date (as defined below), whichever is later, Custodian shall promptly deliver a Custodial Receipt and Confirmation covering the Contracts listed in such Notice Schedule to such Third Person, pursuant to which Custodian will be holding the Contracts identified in such Notice Schedule solely and exclusively as the bailee of and custodian for such Third Person and
(ii) deliver to Buyer or its designee a Custodial Receipt and Confirmation indicating the Contracts, if any, held pursuant to the Custodial Receipt and Confirmation referred to in clause (b) above that shall be retained by Buyer; provided, however, that Custodian shall not be required to deliver such new Custodial Receipt and Confirmations until Custodian has received from Buyer appropriate schedules to be attached thereto. The Notice to Custodian sent by Buyer to Custodian shall specify (i) the name of the Third Person, (ii) the address of the Third Person, which may be an address in care of Buyer, (iii) the Notice Schedule and (iv) the effective date of transfer (the "Transfer Date"). Upon receipt of a Notice to Custodian from Buyer, Custodian shall (a) retain possession and custody of Custodian's Contract File with respect to the Contracts in the Notice Schedule as bailee (as that term is used in Section 9-305 of the UCC) of and custodian for such Third Person, and (b) make appropriate notations in Custodian's books and records (including the Custodial Register) reflecting that the Contracts identified in the Notice Schedule are owned by such Third Person.

                  Subsequent transfers of beneficial ownership interests in the Contracts, identified in the Notice Schedule by a predecessor Third Person, shall be effected by following the requirements of the preceding paragraph, with the Third Person transferor satisfying the obligations of Buyer therein.

                  Custodian shall segregate and maintain continuous custody of such Custodian's Contract Files for the benefit of the Third Person to whom it has sent a Custodial Receipt and Confirmation and shall accept instructions from no other person with respect to such Contract Files for so long as such Third Person has an interest in such Contracts and until and unless otherwise instructed by such Third Person. Buyer shall remain primarily liable for all of Buyer's obligations with respect to such transferred Contract Files until the transferee assumes the liabilities of Buyer hereunder.

                  With respect to the repurchase of the Contracts by Seller from Buyer under the Repurchase Agreement, the interest of any Third Person in any such Contracts shall automatically terminate simultaneously with the payment to Buyer of the Repurchase Price for such Contracts under the Repurchase Agreement and any such interest shall be deemed to have been transferred to Buyer as of such time, except with respect to any Contracts delivered to a Third Person pursuant to the Notice of Default Certificate attached hereto as Exhibit G. Pursuant to the preceding sentence, the interest of any Third Person shall automatically terminate irrespective of whether such Third Person receives the appropriate payment for such Contracts.

                  Section 5.6. Verification Certificate. No later than five (5) Business Days after the end of each calendar month, Custodian shall prepare and send to Buyer the Verification Certificate substantially in the form attached hereto as Exhibit I.


                                   ARTICLE VI
                                    CUSTODIAN


                  Section 6.1. Representations, Warranties and Covenants of Custodian. Subject to the terms hereof, (i) Seller and Buyer hereby appoint Custodian as Custodian hereunder; (ii) Buyer hereby appoints Custodian as its Agent hereunder and for the purposes set forth in the Recitals; and (iii) Custodian hereby accepts such appointments. Any reference to the Agent in any financing statement or other document shall refer to the Agent as defined herein. With respect to each Custodial Receipt and Confirmation, Custodian hereby represents and warrants to, and covenants with the party indicated thereon as the Owner of the related Contracts, that as of the date such Custodial Receipt and Confirmation is provided:

                  (a) Custodian is duly organized, validly existing and in good standing under the laws of the State of New York;

                  (b) Custodian has the corporate power and authority to enter into and perform its obligations under this Agreement and has duly authorized, executed and delivered this Agreement; and

                  (c) The execution and delivery of this Agreement will not conflict with or result in a breach of any of the provisions of Custodian's charter or by-laws.

                  (d) Except in accordance with Buyer's written request, Custodian will not release or remove any security interest arising under financing statements and continuation statements filed pursuant to Section 4.1 hereof in the Contracts, Related Assets and related collateral subject to this Agreement.

                  Section 6.2. Custodian of Documents. Custodian, either directly or by acting through an agent (which agent shall not be Seller or an affiliate of Seller) or nominee, shall hold all documents relating to any Contract or Related Asset that come into its possession for the exclusive use and benefit of the Owner of such Contract and Related Assets and shall make disposition thereof only in accordance with the instructions furnished by such Owner. Custodian shall segregate and maintain continuous custody of all such documents received by it in secure facilities in accordance with customary standards for such custody and shall not release such documents or transfer such documents to any other party, including any sub-custodian, without the express written consent of the related Owner.

                  Section 6.3. Charges and Expenses. NAL Acceptance agrees to be liable for the payment of all fees of Custodian in connection with the performance of its duties hereunder in accordance with written agreements to be entered into from time to time among Custodian, Buyer and NAL Acceptance, including, without limitation, fees and expenses of counsel incurred by Custodian in the performance of its duties hereunder; provided, however, that
(i) Custodian shall in no event acquire any lien upon any Contract or Related Assets deposited under this Agreement, or any claim against any party or any Owner, by reason of the failure of NAL Acceptance to pay such charges or expenses and (ii) in the event NAL Acceptance fails to pay the fees and expenses of Custodian as set forth in such written agreement, Custodian shall have no obligation to take actions or incur costs in connection with this Agreement unless Buyer, Seller, an Owner or another Person has made adequate provision for payment of Custodian's fees and expenses.

                  Section 6.4. No Adverse Interests. Custodian covenants and warrants to Buyer, Seller and each Owner that to the actual knowledge of its Responsible Officers: (i) as of the related date on which Custodian receives evidence of the perfection of its interest in the related Contracts and Related Assets, it holds no adverse interest, by way of security or otherwise, in any Contract or Related Assets; and (ii) the execution of this Agreement and the creation of the custodial relationship hereunder does not create any interest, by way of security or otherwise of Custodian in or to any Contract or Related Assets, other than Custodian's rights as custodian hereunder.

                  Section 6.5. Inspections. Upon reasonable prior written notice to Custodian, any Owner and such Owner's agents, accountants, attorneys and auditors will be permitted during normal business hours to examine Custodian's documents, records and other papers in possession of or under the control of Custodian relating to the Contracts owned by such Owner.

                  Section 6.6. Insurance. Custodian shall, at its own expense, maintain at all times during the existence of this Agreement and keep in full force and effect, (1) customary fidelity insurance, (2) customary theft of documents insurance and (3) customary forgery insurance subject to deductibles.

                  Section 6.7. Limitation of Liability. Custodian assumes no obligation, and shall be subject to no liability, under this Agreement to Owners, except that Custodian agrees to use its best judgment and good faith in the performance of such obligations and duties as are specifically set forth herein. Custodian shall not be liable for any action or non-action by it in reliance on advice of counsel believed by it in good faith to be competent to give such advice. Custodian may conclusively rely and shall be protected in acting upon any written notice, order, certificate, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties.

                  Section 6.8. Indemnification. Seller and NAL Acceptance agree, jointly and severally, to indemnify Custodian against, and to hold it harmless from, any claims, losses, liabilities, and any related out-of-pocket expenses (including without limitation reasonable attorney's fees and expenses), which it may incur in connection with this Agreement or the Custodial Receipt and Confirmations, other than any liabilities and expenses arising out of Custodian's negligence or bad faith. The indemnification provided in this
Section 6.8 shall survive the termination of this Agreement and the termination of Custodian as Custodian under this Agreement.

                  Section 6.9.  Concerning Custodian.

                  (a) Limitation of Liability; Indemnification. In no event shall Custodian be liable to Buyer, Seller or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising under or in connection with this Agreement. Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such reasonable advice or opinion. NAL Acceptance and Seller agree, jointly and severally, to indemnify Custodian and to hold it harmless against any and all losses (including claims by NAL Acceptance or Seller) which are sustained by Custodian as a result of Custodian's action or inaction in connection with this Agreement, except those losses arising out of Custodian's negligence, bad faith or willful misconduct. Such indemnity shall survive the termination of this Agreement and the termination of Custodian as Custodian under this Agreement.

                  (b) No Guaranty by Custodian. It is expressly agreed and acknowledged by Buyer and Seller that Custodian is not guaranteeing performance of or assuming any liability for the obligations of Buyer or Seller hereunder nor is it assuming any credit risk associated with Transactions hereunder, which liabilities and risks are the responsibility of Buyer and Seller; further, it is expressly agreed that Custodian is not undertaking to make credit available to Seller or Buyer to enable it to complete Transactions hereunder.

                  (c) No Duty of Inquiry. Without limiting the generality of the foregoing, Custodian shall be under no obligation to inquire into, and shall not be liable for;

              (i) The validity of the issue of any Securities purchased or sold by or for Buyer or Seller, the legality of the purchase or sale or the validity or enforceability of any Custodial Receipt and Confirmation;

             (ii) The due authority of any authorized person to act on behalf of Buyer or Seller with respect to cash or Securities held in an account of Buyer or Seller Account; or

            (iii) The due authority of Buyer, Seller or any entities for which Buyer acts to purchase, sell or hold any particular Security hereunder.

                  (d) Force Majeure. Custodian shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God, earthquakes, fires, floods, wars, civil or military disturbances, sabotage, epidemics, riots, loss or malfunctions of utilities, computer (hardware or software) or communications service, labor disputes, acts of civil or military authority, or governmental, judicial or regulatory actions; provided however, that Custodian shall use its best efforts to resume performance as soon as possible.

                  (e) No Additional Duties. Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenant or obligation shall be implied in this Agreement against Custodian.

                  (f) Custodian Not a Trustee. Custodian is an agent and bailee of, and custodian for, the Owner, subject to the terms of this Agreement, and is not a trustee acting on behalf of the Owner.

                  (g) Custodian Not Responsible for Losses on Contracts or Eligible Investments. Custodian shall not be responsible for any losses incurred by Owner in respect of the Contracts or Eligible Investments other than any losses arising out of Custodian's negligence, bad faith or wilful misconduct.

                  (h) Custodian Not Required to Risk Its Own Funds. Custodian shall not be required to expend its own funds in the performance of its duties hereunder if it shall have reasonable grounds to believe that repayment of such funds is not reasonably assured.

                  Section 6.10. Resignation or Removal of Custodian. Custodian may at any time resign and be discharged from the obligations hereby created by giving written notice thereof to Buyer. Upon receiving such notice of resignation, Buyer shall promptly appoint a successor Custodian, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

                  If at any time Custodian shall fail to resign after written request therefor by Buyer, or if at any time Custodian shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of Custodian or of its property shall be appointed, or any public officer shall take charge or control of Custodian or of its property or affairs for the purpose of rehabilitation, conservation, or liquidation, then Buyer may remove Custodian. If it shall remove Custodian under the authority of the immediately preceding sentence, Buyer shall promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to Custodian so removed and one copy to the successor Custodian.

                  Any resignation or removal of Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 6.10 shall not become effective until acceptance of appointment by the successor Custodian pursuant to Section 6.11.

                  Section 6.11. Successor Custodian. Any successor Custodian appointed pursuant to Section 6.10 shall execute, acknowledge, and deliver to Buyer and to its predecessor Custodian an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Custodian shall become effective and such successor Custodian, without any further act, deed, or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Custodian. The predecessor Custodian shall, upon payment of all amounts due and payable to it, deliver to the successor Custodian all documents and statements held by it under this Agreement; and Seller, Buyer, Servicer and the predecessor Custodian shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Custodian all such rights, powers, duties, and obligations.


                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS


                  Section 7.1. Amendment. This Agreement may be amended from time to time by Custodian, Buyer, Seller and NAL Acceptance by written agreement signed by such parties.

                  Section 7.2. Consent to Jurisdiction; Waivers of Jury Trial. The parties irrevocably agree to submit to the personal jurisdiction of the United States District Court for the Southern District of New York and that the exclusive venue of all actions and proceedings, except a proceeding for enforcement of a judgment, shall be in the United States District Court for the Southern District of New York, the parties irrevocably waiving any objection thereto. If, for any reason, federal jurisdiction is not available, and only if federal jurisdiction is not available, the parties irrevocably agree to submit to the personal jurisdiction of the Supreme Court of the State of New York and that the exclusive venue of all actions and proceedings, except a proceeding for the enforcement of a judgment, shall be in the Supreme Court of the State of New York, New York County, the parties irrevocably waiving any objection thereto.

                  Section 7.3. Notices. All demands, notices and communications hereunder, except as otherwise provided herein, shall be in writing (including telegraphic, facsimile or telex communications) and shall be effective and deemed delivered only when received by the party to which it is sent; provided, however, that a facsimile transmission shall be deemed to be received when transmitted so long as the transmitting machine has provided an electronic confirmation of such transmission. Any such notice shall be sent to a party at the address or facsimile transmission number set forth below:

                  (a)      in the case of Custodian:

                           Bankers Trust Company
                           4 Albany Street
                           10th Floor
                           New York, New York  10006
                           Attention: Structured Finance Administration
                           Telephone: (212) 250-6864
                           Telecopy:  (212) 250-6439

                           with a copy to:

                           Bankers Trust Company
                           4 Albany Street
                           7th Floor
                           New York, New York  10006
                           Attention:  Mortgage Custody
                           Telephone:  (212) 250-5371
                           Telecopy:   (212) 250-1185

                  (b)      in the case of Buyer:

                           Cargill Financial Services Corporation
                           6000 Clearwater Drive
                           Minnetonka, Minnesota 55343-9497
                           Attention:  Corporate Capital Group Funding Desk
                           Telephone:  (612) 984-3058
                           Telecopy:   (612) 984-3844

                           with a copy to:

                           Cargill Financial Services Corporation
                           6000 Clearwater Drive
                           Minnetonka, Minnesota 55343-9497
                           Attention:  Law Department
                           Telephone:  (612) 742-6334
                           Telecopy:   (612) 984-3898

                  (c)      in the case of Seller:

                           Autorics, Inc.
                           500 Cypress Creek Road West
                           Suite 590
                           Fort Lauderdale, Florida  33309
                           Attention: John T. Schaeffer
                                      Robert R. Bartolini
                           Telephone: (305) 938-8200
                           Telecopy:  (305) 938-8209

                  (d)      in the case of NAL Acceptance:

                           NAL Acceptance Corporation
                           500 Cypress Creek Road West
                           Suite 590
                           Fort Lauderdale, Florida  33309
                           Attention: John T. Schaeffer
                                      Robert R. Bartolini
                           Telephone: (305) 938-8200
                           Telecopy:  (305) 938-8209

                  Section 7.4. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  Section 7.5. No Partnership. Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of NAL Acceptance shall be rendered as an independent contractor and not as agent for Buyer or Seller.

                  Section 7.6. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

                  Section 7.7. Assignment. Except as expressly provided herein, no party hereto shall sell, pledge, assign or otherwise transfer this Agreement without the prior written consent of the other parties hereto.

                  Section 7.8. Headings. Section headings are for reference purposes only and shall not be construed as a part of this Agreement.

                  Section 7.9. Further Assurances. Seller, Custodian and NAL Acceptance agree to do such further acts and things and to execute and deliver to Buyer such additional assignments, agreements, powers and instruments as are reasonably required by Buyer to carry into effect the purposes of this Agreement, to perfect the interests of Custodian on behalf of Owner in the Contracts and the Related Assets related thereto, to accommodate Buyer in the event Buyer enters into repurchase arrangements with respect to the Securities with any counterparty or to better assure and confirm unto Buyer its rights, powers and remedies hereunder.

                  Section 7.10. Governing Law. This Agreement shall be governed by the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, Buyer, Seller, Custodian and, for the limited purposes indicated below, NAL Acceptance have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                    CARGILL FINANCIAL SERVICES CORPORATION,
                                       as Buyer

                                    By  /s/ A. D MITZER
                                      --------------------------------
                                      Name:
                                      Title:

                                    AUTORICS, INC.,
                                       as Seller

                                    By
                                      --------------------------------
                                      Name:
                                      Title:

                                    BANKERS TRUST COMPANY,
                                        as Custodian


                                    By
                                      --------------------------------
                                      Name:
                                      Title:


                                    NAL ACCEPTANCE CORPORATION,
                                       as Servicer


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                  IN WITNESS WHEREOF, Buyer, Seller, Custodian and, for the limited purposes indicated below, NAL Acceptance have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                    CARGILL FINANCIAL SERVICES CORPORATION,
                                       as Buyer

                                    By
                                      --------------------------------
                                      Name:
                                      Title:

                                    AUTORICS, INC.,
                                       as Seller

                                    By  /s/ DENNIS R. LAVIGNE
                                      --------------------------------
                                      Name:  Dennis R. LaVigne
                                      Title: Vice President

                                    BANKERS TRUST COMPANY,
                                        as Custodian


                                    By
                                      --------------------------------
                                      Name:
                                      Title:


                                    NAL ACCEPTANCE CORPORATION,
                                       as Servicer


                                    By  /s/ DENNIS R. LAVIGNE
                                      --------------------------------
                                      Name:  Dennis R. LaVigne
                                      Title: Vice President

                  IN WITNESS WHEREOF, Buyer, Seller, Custodian and, for the limited purposes indicated below, NAL Acceptance have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                    CARGILL FINANCIAL SERVICES CORPORATION,
                                       as Buyer

                                    By
                                      --------------------------------
                                      Name:
                                      Title:

                                    AUTORICS, INC.,
                                       as Seller

                                    By
                                      --------------------------------
                                      Name:
                                      Title:

                                    BANKERS TRUST COMPANY,
                                        as Custodian


                                    By  /s/  MELISSA KAYE ADELSON
                                      --------------------------------
                                      Name:  Melissa Kaye Adelson
                                      Title: Vice President


                                    NAL ACCEPTANCE CORPORATION,
                                       as Servicer


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                                                       EXHIBIT A

                       Custodial Receipt and Confirmation


                                                                [Date]
[ADDRESSEE]


              Re:      Confirmation of Ownership Interest in
                       Contracts under Repurchase Agreement

Gentlemen:

                  Bankers Trust Company, in its capacity as custodian (the "Custodian") under a Multi-Party Custodial and Servicing Agreement dated May __, 1996 (the "Agreement"), by and among Cargill Financial Services Corporation ("Buyer"), Autorics, Inc., Custodian and NAL Acceptance Corporation, is pleased to confirm your ownership interest, under the terms and conditions of the Agreement, of the Contracts (as defined in the Agreement) and the payments due thereunder listed on the schedule bearing List Number attached hereto, which Contracts, based on such schedule, evidence an aggregate principal balance thereunder equal to $_________ as of the date hereof.

                  In accordance with the provisions of Section 4.2 of the above-referenced Agreement, the undersigned, as Custodian, hereby certifies that
(i) it has received all of the items listed in Section 4.1 of the Agreement with respect to each Contract and the Related Assets identified on the List of Contracts attached to the Transfer Instructions dated __________; (ii) the documents referred to in the preceding clause (i) have been reviewed by it and appear regular on their face; (iii) the signature block on such contract contains a manual signature; and (iv) Custodian has received an original executed [Transfer Instructions] [Notice to Custodian] in the form attached to the Agreement. Any exceptions or deficiencies in a Custodian's Contract File are set forth in an exception report attached hereto and made a part hereof.

                  Custodian shall act as agent and bailee exclusively for you with respect to each such Contract until your interest therein is extinguished or transferred as provided under the Agreement.

                  Custodian further certifies that as to each Contract, Custodian holds the Contract without written notice (a) of any adverse claims, liens or encumbrances, (b) that any Contract was overdue or has been dishonored,
(c) of evidence on the face of any Contract or other document relating thereto in Custodian's possession of any security interest therein, or (d) of any defense against or claim to the Contract by any other party.

                  Custodian makes no representations or warranties as to the validity, legality, sufficiency, enforceability, genuineness or prior recorded status of any of the documents contained in each Custodian's Contract File or the collectability, insurability, effectiveness or suitability of any Contract.

                  This Custodial Receipt and Confirmation is not divisible or negotiable. However, you or an affiliate may transfer this Custodial Receipt and Confirmation by special endorsement to another party as collateral for a loan or pursuant to a repurchase transaction or to a third-party custodian pursuant to a repurchase transaction.

                  Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.



                                    Bankers Trust Company,
                                        as Custodian


                                    By  /s/
                                      --------------------------------
                                      Name:
                                      Title:








cc: Autorics, Inc.

                                                                       EXHIBIT B

                          Form of Transfer Instructions

                                                                 [Date]


Bankers Trust Company
4 Albany Street
New York, New York  102006

Dear _________:

         Reference is made to the Multi-Party Custodial and Servicing Agreement dated May __, 1996 among Autorics, Inc., Bankers Trust Company, Cargill Financial Services Corporation and NAL Acceptance Corporation and to the Master Repurchase Agreement dated May __, 1996 between Autorics, Inc. and Cargill Financial Services Corporation (the "Agreement").

         The undersigned, as Seller of the Contracts and Related Assets listed on Schedule I hereto, hereby instructs you to transfer all of the undersigned's right, title and interest in and to such Contracts and Related Assets, by annotation on your books and records, to the following person:


                  Cargill Financial Services Corporation
                  6000 Clearwater Drive
                  Minnetonka, MN 55343-9497


                                    AUTORICS, INC., as Seller


                                    By:
                                       --------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                         ------------------------------

                                                                     EXHIBIT C-1


                               Form of Assignment

                  Reference is made to the Party Custodial and Servicing Agreement dated as of May __, 1996 (the "Agreement") among Cargill Financial Services Corporation, Autorics, Inc. ("Autorics"), Bankers Trust Company and NAL Acceptance Corporation ("NAL Acceptance") and the Contracts Purchase Agreement dated as of May __, 1996 (the "Contracts Purchase Agreement") between NAL Acceptance and Autorics. All capitalized terms used herein without definition shall have the respective meanings specified in the Agreement or the Contracts Purchase Agreement.

                  NAL Acceptance does hereby assign to Autorics (i) all of NAL Acceptance's right, title and interest in and to the Contracts listed on the List of Contracts attached hereto and the proceeds thereof, (ii) the Related Assets, (iii) any Insurance Policies relating to a Financed Vehicle securing a Contract, (iv) its lien on each Financed Vehicle securing a Contract, the application for certificate of title, any related lien on each Financed Vehicle securing a Contract, any related lien entry form, any related letter of guarantee and any related receipt of registration, (v) all documents contained in Custodian's Contract Files and (vi) all proceeds in any way derived from the foregoing.


                                       NAL ACCEPTANCE CORPORATION


                                       By:
                                          -----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------


                                      C-1-1

                                                                     EXHIBIT C-2


                               Form of Assignment

                  Reference is made to the Multi-Party Custodial and Servicing Agreement dated as of May __, 1996 (the "Agreement") among Cargill Financial Services Corporation ("CFSC"), Autorics, Inc. ("Autorics"), Bankers Trust Company and NAL Acceptance Corporation. All capitalized terms used herein without definition shall have the respective meanings specified in the Agreement.

                  Autorics does hereby assign to _____________________, for which Custodian is acting as custodian and bailee under the terms of the Agreement, (i) all of Autorics' right, title and interest in and to the Contracts listed on the List of Contracts attached hereto and the proceeds thereof, (ii) the Related Assets, (iii) any Insurance Policies relating to a Financed Vehicle securing a Contract, (iv) its lien on each Financed Vehicle securing a Contract, the application for certificate of title, any related lien on each Financed Vehicle securing a Contract, any related lien entry form, any related letter of guarantee and any related receipt of registration, (v) all documents contained in Custodian's Contract Files and (vi) all proceeds in any way derived from the foregoing.



                                       AUTORICS, INC.


                                       By:
                                          -----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------


                                      C-2-1

                                                                       EXHIBIT D


                                  CERTIFICATION


To:               Cargill Financial Services Corporation
                  Autorics, Inc.
Date:             __________ __, 199_



                  The undersigned hereby certifies that it is in possession of the Contracts listed on the schedule attached hereto which have been delivered to us pursuant to the Multi-Party Custodial and Servicing Agreement dated as of May __, 1996, among Cargill Financial Services Corporation, Autorics, Inc., Bankers Trust Company and NAL Acceptance Corporation.


                                       Bankers Trust Company,
                                         as Custodian


                                       By:
                                          -----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------

                                                                       EXHIBIT E
                           NAL ACCEPTANCE CORPORATION

                              CREDIT FILE CONTENTS
                                 LOAN AND LEASE
                              (RIGHT SIDE OF FILE)


                      RISK
NAME:_________________CODE:__________________  ACCOUNT #:______________________

====================================================================================================================================
     (X)                                                                                              (X)
    UNDER                EXCEPTIONS              INT                  DOCUMENTATION                  AUDIT                 COMMENTS
- - ------------------------------------------------------------------------------------------------------------------------------------




                                                          Application
- - ------------------------------------------------------------------------------------------------------------------------------------

                                                          Credit Report
- - ------------------------------------------------------------------------------------------------------------------------------------
                                                          Explanation
                                                          Derogatory Credit
- - ------------------------------------------------------------------------------------------------------------------------------------

                                                          Credit Decision Notification
- - ------------------------------------------------------------------------------------------------------------------------------------
                                                          Investigation Work
                                                          A) Home Address Verified
                                                          B) Employment Verified
- - ------------------------------------------------------------------------------------------------------------------------------------

                                                          1040's/W-2/Paystubs
- - ------------------------------------------------------------------------------------------------------------------------------------
                                                          Current Telephone Bill in
                                                          Applicant's Name and Address
- - ------------------------------------------------------------------------------------------------------------------------------------

                                                          Reference Sheet (5 included)
- - ------------------------------------------------------------------------------------------------------------------------------------

                                                          Other Stips - Specify
- - ------------------------------------------------------------------------------------------------------------------------------------
                                                          Insurance Confirmation
                                                          by NAL Insurance Dept.
- - ------------------------------------------------------------------------------------------------------------------------------------

                                                          Loan/Lease Worksheet
- - ------------------------------------------------------------------------------------------------------------------------------------

                                                          Copy of Funding Check
- - ------------------------------------------------------------------------------------------------------------------------------------
                                                          Collections/Other
                                                          Correspondence
- - ------------------------------------------------------------------------------------------------------------------------------------

                                                          Approved Dealer
- - ------------------------------------------------------------------------------------------------------------------------------------

                                                          GE Approval
====================================================================================================================================


- - ----------------------------                     ------------------------------
Signature - Funder                               Date

- - ----------------------------                     ------------------------------
Signature - Auditor                              Date

                           NAL ACCEPTANCE CORPORATION

                              CREDIT FILE CONTENTS
                                 LOAN AND LEASE
                               (LEFT SIDE OF FILE)

NAME:_________________CODE:__________________  ACCOUNT #:______________________

====================================================================================================================================
     (X)                                                                                              (X)
    UNDER                EXCEPTIONS              INT                  DOCUMENTATION                  AUDIT                 COMMENTS
- - ------------------------------------------------------------------------------------------------------------------------------------

                                                          Contract:
                                                          A) Trade-In/Down Payment
                                                          B) Interest Rate
                                                          C) Term
                                                          D) Monthly Payment
                                                          E) Add's Approved
                                                          F) Dealer Advance Per Approval
- - ------------------------------------------------------------------------------------------------------------------------------------

                                                          Original Assignment
- - ------------------------------------------------------------------------------------------------------------------------------------
                                                          Copy of Application for
                                                          Certificate of Title
- - ------------------------------------------------------------------------------------------------------------------------------------
                                                          Certificate of Origin (MSO)(New)
                                                          Copy of Title (Used)
- - ------------------------------------------------------------------------------------------------------------------------------------
                                                          Lien Guarantee/
                                                          Lien Registration
- - ------------------------------------------------------------------------------------------------------------------------------------
                                                          Bill of Sale /
                                                          Buyer's Order Signed
- - ------------------------------------------------------------------------------------------------------------------------------------

                                                          Manufacturers Invoice (New)
- - ------------------------------------------------------------------------------------------------------------------------------------
                                                          Copy Black Book /
                                                          NADA Valuation
- - ------------------------------------------------------------------------------------------------------------------------------------

                                                          Odometer Statement (Used)
- - ------------------------------------------------------------------------------------------------------------------------------------

                                                          Photocopy of Driver's License
- - ------------------------------------------------------------------------------------------------------------------------------------

                                                          Add's Documentation
- - ------------------------------------------------------------------------------------------------------------------------------------

                                                          Notice to Cosigner
- - ------------------------------------------------------------------------------------------------------------------------------------
                                                          Signed Disclosure Form for
                                                          A & H Insurance (if applicable)
- - ------------------------------------------------------------------------------------------------------------------------------------
                                                          Customer Phone Interview
                                                          Correspondence
====================================================================================================================================


- - ----------------------------                     ------------------------------
Signature - Funder                               Date

- - ----------------------------                     ------------------------------
Signature - Auditor                              Date

                                                                       EXHIBIT F



                               NOTICE TO CUSTODIAN



To:
From:
Date:


                  You are hereby notified that the undersigned has assigned its right, title and interest in and to the Contracts identified in the Schedule attached hereto (the "Notice Schedule") to [transferee's name and address] and the undersigned hereby releases all right, title and interest in and to such Contracts. You are hereby instructed to hold such Contracts pursuant to the terms of the Multi-Party Custodial and Servicing Agreement, dated as of May __, 1996 among Cargill Financial Services Corporation, Autorics, Inc., Bankers Trust Company and NAL Acceptance Corporation for the sole and exclusive benefit of [name of transferee] and to execute and deliver to such person a Custodial Receipt and Confirmation reflecting such custody.




                                       By:
                                          -----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------

                                                                       EXHIBIT G


                          NOTICE OF DEFAULT CERTIFICATE
                       (REQUEST FOR RELEASE OF DOCUMENTS)



To:


Re: Multi-Party Custodial and Servicing Agreement dated as of May __, 1996 among Cargill Financial Services Corporation, Autorics, Inc., Bankers Trust Company and NAL Acceptance
         Corporation (the "Custody Agreement")


                  As the transferee of certain Contracts identified in the Notice Schedule attached to the Notice to Custodian, dated [date] from [transferor] (a copy of which Notice is attached hereto) we hereby notify you that an Event of Default has occurred under our agreement with Cargill Financial Services Corporation and we are entitled to receive the Contracts so identified in such Notice Schedule. Accordingly, pursuant to the Custody Agreement, we request the release, and acknowledge receipt, of such Contracts identified in such Notice Schedule and described below.

List Number:

                                       By:
                                          -----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------


Notice of Default Certificate received by Custodian on __________ __, 199_:

Bankers Trust Company,
  as Custodian


By:
   ----------------------------
Date:
     --------------------------

                                                                       EXHIBIT H


                  REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT


To:  [Addressee]

Re: The Multi-Party Custodial and Servicing Agreement (the "Agreement"), dated as of May __, 1996, among Cargill Financial Services Corporation, Autorics, Inc., Bankers Trust Company and NAL Acceptance Corporation.






                  In connection with the administration of the Contracts held by you as Custodian on behalf of Buyer, we request the release, and acknowledge receipt, of the (Custodian's Contract File [specify documents]) for Contract described below, for the reason indicated.

Obligor's Name Address & Zip Code:






Loan Number:




Reason for Requesting Documents (check one)

____     1.       Contract Paid in Full.  (Servicer hereby certifies that
                  all amounts received in connection therewith have been credited to the Collection Account as provided in the Agreement.

____     2.       Repurchase of Contract pursuant to Paragraph 8(e) of the
                  Additional Supplemental Terms to the Repurchase Agreement.
                  (Servicer hereby certifies that the repurchase price has been credited to the Collection Account as provided in the Repurchase Agreement.)

____     3.       Contract Liquidated By ________________________.
                  (Servicer hereby certifies that all proceeds of repossession, insurance, or other liquidation have been finally received and credited to the Collection Account pursuant to the Agreement).

____     4.       Contract being realized upon.

____     5.       Other (explain) ____________________.

                  If box 1, 2 or 3 above is checked, and if all or part of Custodian's Contract File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Contract.

                  If box 4 or 5 above is checked, upon our return of all of the above documents to you as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                  The terms used and not otherwise defined herein shall have the meaning assigned to them in the Agreement.



                                            By:___________________________
                                            Name:_________________________
                                            Title:________________________
                                            Date:_________________________


Acknowledgment of Documents returned to Custodian:

                                            BANKERS TRUST COMPANY, as Custodian


                                            By:___________________________
                                            Name:_________________________
                                            Title:________________________
                                            Date:_________________________

                                                                       EXHIBIT I


                            VERIFICATION CERTIFICATE


______________ __, 199_


Cargill Financial Services Corporation
Attn.: Corporate Capital Group Funding Desk
6000 Clearwater Drive
Minnetonka, MN 55343-9497

Re: Multi-Party Custodial and Servicing Agreement dated as of May___, 1996, by and among Cargill Financial Services
         Corporation, Autorics, Inc., NAL Acceptance Corporation, and Bankers Trust Company, as custodian (the "Custodial
         Agreement")

Gentlepersons:

         In accordance with Section 5.6 of the Custodial Agreement, the undersigned, as Custodian, hereby certifies that, as of the last day of the previous calendar month (_________ __, 199_), Custodian had in its possession ______ files held pursuant to the Custodial Agreement.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Custodial Agreement.


                                       BANKERS TRUST COMPANY,
                                         as Custodian


                                       By:
                                          -----------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------






                                       I-1